                                                                   EXHIBIT 10.28

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This First Amendment to Amended and Restated Credit Agreement (this "First Amendment") is entered into as of the 7th day of March, 2001 (the "Effective Date"), by and among EXCO Resources, Inc., a Texas corporation ("Borrower"), Bank of America, N.A., as Administrative Agent ("Administrative Agent"), and the financial institutions parties hereto as Banks ("Banks").

                                   WITNESSETH

         WHEREAS, Borrower, Administrative Agent and Banks are parties to that certain Amended and Restated Credit Agreement dated as of September 22, 2000 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower; and

         WHEREAS, Borrower has requested that the Borrowing Base be increased and other provisions in the Credit Agreement be amended; and

         WHEREAS, subject to and upon the terms and conditions set forth herein, Banks have agreed to Borrower's requests.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Banks hereby agree as follows:

         SECTION 1 Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.

                  1.1 Additional Definition. Section 2.1 of the Credit Agreement shall be amended to add the definition of "First Amendment" thereto, which shall read in full as follows:

                  "First Amendment" means that certain First Amendment to Amended and Restated Credit Agreement dated as of March 7, 2001 among Borrower, Administrative Agent and Banks.

                  1.2 Amendment to Definition. The definition of "Loan Papers" contained in Section 2.1 of the Credit Agreement shall be amended to read in full as follows:

                  "Loan Papers" means this Agreement, the First Amendment, the Notes, all Mortgages now or at any time hereafter delivered pursuant to
         Section 7.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.


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                  1.3 Defaults. Section 13.1(c) of the Credit Agreement is
amended to read in full as follows:

                  "(c) Borrower shall fail to observe or perform any covenant or agreement contained in Section 8.3 or Articles 11 or 12 of this Agreement, or Section 3.10 of the First Amendment."

                  1.4 New Schedule 1. Schedule 1 attached to the Credit Agreement shall be replaced in its entirety by Schedule 1 attached to this First Amendment.

         SECTION 2 Borrowing Base Effective as of the Effective Date. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, upon the satisfaction of each condition precedent set forth in Section 3 hereof (evidenced by a written notice to that effect from Administrative Agent to Borrower), the Borrowing Base shall be increased from $45,000,000 to $60,000,000 and shall remain at $60,000,000 until the next
Redetermination thereafter. Borrower and Banks agree that the Redetermination provided for in this Section 2 shall not be construed or deemed to be a Special Redetermination for purposes of Section 6.3 of the Credit Agreement.

         SECTION 3 Conditions Precedent to Increase of Borrowing Base. The increase in the Borrowing Base pursuant to Section 2 hereof is subject to the satisfaction of each of the following conditions precedent on or before the Effective Date:

                  3.1 Completion of STB Acquisition. Borrower shall have completed the acquisition (the "STB Acquisition") of the STB Properties substantially in accordance with the terms of that certain Purchase and Sale Agreement dated February 21, 2001, by and between Borrower and STB Energy, Inc. (as amended, the "STB Acquisition Agreement"). As used herein, the term "STB Properties" means the Mineral Interests to be acquired by Borrower pursuant to the STB Acquisition Agreement.

                  3.2 Additional Security. To the extent required by Section 7.1 of the Credit Agreement, Borrower shall execute and deliver to Administrative Agent, for the ratable benefit of each Bank, Mortgages in form and substance acceptable to Administrative Agent granting, evidencing and perfecting a first and prior Lien (subject only to Permitted Encumbrances) covering and encumbering Proved Mineral Interests owned by Borrower (after giving effect to the Graves Acquisition and the STB Acquisition) which are not the subject of existing valid, enforceable, and perfected first priority Liens (subject to Permitted Encumbrances) in favor of Administrative Agent for the ratable benefit of each Bank (including, without limitation, the STB Properties and the Graves Properties) (collectively the "Subject Properties"). As used herein, the term "Graves Properties" means the Mineral Interests acquired (the "Graves Acquisition" and, together with the STB Acquisition, collectively the "Subject Acquisitions") by Borrower pursuant to that certain Purchase and Sale Agreement, dated effective November 1, 2000, between Graves Leases L.L.C. and Graves Drilling Co., Inc., as seller, and Woolsey Petroleum Corporation, as buyer (as amended, the "Graves Acquisition Agreement"). Borrower shall also deliver to Administrative Agent such opinions of counsel as Administrative Agent shall deem necessary or appropriate to verify the



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validity, perfection and priority of the Liens created by such Mortgages and such other matters regarding such Mortgages as Administrative Agent shall reasonably request.

                  3.3 Title Review. Administrative Agent and its counsel shall have completed a review of title (including opinions of title) to that portion of the Subject Properties which results in Administrative Agent and its counsel having reviewed title to Proved Mineral Interests with a Recognized Value equal to or not less than eighty percent (80%) of the Recognized Value of all Proved Mineral Interests owned by Borrower (after giving effect to the Subject Acquisitions). Such review shall not have revealed any condition or circumstance which would reflect that the representations and warranties contained in Section
9.9 of the Credit Agreement are inaccurate in any respect.

                  3.4 Environmental Review. Administrative Agent and its counsel shall have been provided with, and shall have completed a review of, the environmental reports required by Section 10.13 of the Credit Agreement with respect to the Subject Properties, and such review shall not have revealed any condition or circumstance which would reflect that, upon completion of the Subject Acquisitions, the representations and warranties contained in Section
9.14 of the Credit Agreement are inaccurate in any respect.

                  3.5 Material Agreements. Administrative Agent shall have been provided with a fully executed copy of the Graves Acquisition Agreement and the STB Acquisition Agreement and all other material documents, instruments and agreements executed and/or delivered by Borrower or any of its Subsidiaries in connection with the Subject Acquisitions, together with a certificate from an Authorized Officer of Borrower certifying that such copies are accurate and complete and represent the complete understanding and agreement of the parties with respect to the subject matter thereof.

                  3.6 New Notes. Administrative Agent shall have received a Note payable to the order of each Bank (as applicable), each in the amount of such Bank's Commitment as reflected on the new Schedule 1 attached to this First Amendment.

                  3.7 Borrowing Base Increase Fee. Administrative Agent shall have received, for the benefit of each Bank (as applicable), all fees due and payable pursuant to Section 3.9 of the Credit Agreement in connection with the increase in the Borrowing Base pursuant to Section 2 hereof.

                  3.8 Resolutions. Borrower shall have provided Administrative Agent with copies of resolutions and comparable authorizations approving this First Amendment and any other Loan Papers to be executed or delivered pursuant hereto and authorizing the transactions contemplated by this First Amendment and any other Loan Papers to be executed or delivered pursuant hereto, duly adopted by the Board of Directors of Borrower accompanied by a certificate of the Secretary or comparable Authorized Officer of Borrower that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the Bylaws of Borrower) by the unanimous written consent of the Board of Directors of Borrower, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified or revoked in any respect, and are in full force and effect as of the date hereof.



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


                  3.9 No Default. No Default or Event of Default shall have occurred which is continuing.

                  3.10 Hedging Requirement. In addition to existing Oil and Gas Hedge Transactions currently in place under the Credit Agreement, not later than March 31, 2001 (the "Hedge Date"), Borrower shall additionally enter into Oil and Gas Hedge Transactions with respect to production from the STB Properties constituting Proved Producing Mineral Interests which shall in all events provide for hedging of not less than seventy-five percent (75%) of Borrower's and its Subsidiaries' anticipated production of Hydrocarbons (with respect to such properties) for a period of not less than twenty-four (24) months (such period to be measured from the effective date of each separate Oil and Gas Hedge Transaction), and such Oil and Gas Hedge Transactions to otherwise be on terms and conditions satisfactory to Administrative Agent and Banks. In the event Borrower fails to timely comply with the provisions of this Section 3.10 , and/or such Oil and Gas Hedge Transactions are not otherwise effected by the Hedge Date, notwithstanding anything to the contrary contained in the Credit Agreement, this First Amendment or any other Loan Paper, including, without limitation, Article 6 of the Credit Agreement, Required Banks shall have the right, exercisable promptly following the Hedge Date, to make a Redetermination of the Borrowing Base. Borrower and Banks agree that any such Redetermination of the Borrowing Base pursuant to this Section 3.10 shall not be construed or deemed to be a Special Redetermination for purposes of Section 6.3 of the Credit Agreement.

                  3.11 Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Borrower shall have taken such actions, as Administrative Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.

         SECTION 4 Representations and Warranties of Borrower. To induce Banks and Administrative Agent to enter into this First Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:

                  4.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.

                  4.2 Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this First Amendment are within Borrower's corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or the Subsidiaries of Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower or the Subsidiaries of Borrower except Permitted Encumbrances.

                  4.3 Validity and Enforceability; Extension of Liens. This First Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.



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                  4.4 No Default or Event of Default. No Default or Event of
Default has occurred which is continuing.

                  4.5 Acquisition Documents. No material rights or obligations of any party to any of the Subject Acquisition Documents have been waived and neither Borrower, any of its Subsidiaries, nor, to the best knowledge of Borrower, any other party to any of such Subject Acquisition Documents, is in default of its obligations thereunder. Each of the Subject Acquisition Documents is a valid, binding and enforceable obligation of the parties thereto in accordance with its terms and is in full force and effect. Each representation and warranty made by Borrower, and to the best knowledge of Borrower, by the applicable seller in the Subject Acquisition Documents (a) was true and correct when made, and (b) will be true and correct on the Effective Date. As used herein, the term "Subject Acquisition Documents" means the Graves Acquisition Agreement, the STB Acquisition Agreement, and all agreements, assignments, deeds, conveyances, certificates and other documents and instruments now or hereafter executed and delivered by or between Borrower and the applicable seller thereunder pursuant to the Graves Acquisition Agreement and the STB Acquisition Agreement (as applicable), or in connection with the Graves Acquisition or the STB Acquisition (as applicable).

         SECTION 5 Miscellaneous.

                  5.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.

                  5.2 Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                  5.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

                  5.4 Counterparts. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.



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                  5.5 Complete Agreement. THIS FIRST AMENDMENT, THE CREDIT
AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

                  5.6 Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

                           [Signature Pages to Follow]





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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the date and year first above written.

                            BORROWER:

                            EXCO RESOURCES, INC.,
                            a Texas corporation


                            By:/s/ J. DOUGLAS RAMSEY
                               ----------------------------------------------
                            Name: J. Douglas Ramsey,
                                 --------------------------------------------
                            Title: Vice President and Chief Financial Officer
                                   ------------------------------------------

                            ADMINISTRATIVE AGENT:

                            BANK OF AMERICA, N.A., a national banking association, as Administrative Agent


                            By:/s/ DENISE A. SMITH
                               ----------------------------------------------
                                   Denise Smith,
                                   Managing Director


                            BANKS:

                            BANK OF AMERICA, N.A., a national banking association


                            By:/s/ DENISE A.SMITH
                               ----------------------------------------------
                                   Denise Smith,
                                   Managing Director



                            BANK ONE, N.A., a national banking
                            association


                            By:/s/ REED V. THOMPSON
                               ----------------------------------------------
                                   Reed V. Thompson,
                                   Vice President


                            BANK OF TEXAS, N.A., a national banking
                            association


                            By:/s/ TIM MERRELL
                               ----------------------------------------------
                                   Tim Merrell,
                                   Senior Vice President

                                   SCHEDULE 1


                             FINANCIAL INSTITUTIONS


                                                                Closing Fee
                                                 Commitment   (paid on Closing
     Bank                Commitment Amount       Percentage         Date)
--------------------     -----------------       ----------   ---------------
Bank of America, N.A        $56,250,000            37.50%       $   50,625
                            -----------            -----        ----------
Bank One, N.A               $46,875,000            31.25%       $14,062.50
                            -----------            -----        ----------
Bank of Texas, N.A          $46,875,000            31.25%       $14,062.50
                            ===========            =====        ==========


                                   Domestic Lending             Eurodollar Lending
           Banks                       Office                         Office                    Address for Notice
---------------------        ---------------------------    ---------------------------   ---------------------------
Bank of America, N.A         901 Main Street, 64th Floor    901 Main Street, 64th Floor   901 Main Street, 64th Floor
                             Dallas, Texas 75202            Dallas, Texas 75202           Dallas, Texas 75202
                             Fax No. (214) 209-1285         Fax No. (214) 209-1285        Fax No. (214) 209-1285
---------------------        ---------------------------    ---------------------------   ---------------------------

Bank One, N.A.               1717 Main Street, 4th Floor    1717 Main Street, 4th Floor   1717 Main Street, 4th Floor
                             Dallas, Texas  75201           Dallas, Texas  75201          Dallas, Texas  75201
                             Fax No. (214) 290-2332         Fax No. (214) 290-2332        Fax No. (214) 290-2332
---------------------        ---------------------------    ---------------------------   ---------------------------

Bank of Texas, N.A.          5956 Sherry Lane               5956 Sherry Lane              5956 Sherry Lane
                             Suite 1100                     Suite 1100                    Suite 1100
                             Dallas, Texas  75225           Dallas, Texas  75225          Dallas, Texas  75225
                             Fax No. (214) 987-8866         Fax No. (214) 987-8866        Fax No. (214) 987-8866
---------------------        ---------------------------    ---------------------------   ---------------------------


Administrative Agent                Address for Notice
---------------------           ---------------------------
Bank of America, N.A.           901 Main Street, 64th Floor
                                Dallas, Texas  75202
                                Fax No. (214) 209-1285
---------------------           ---------------------------